Exhibit 10.4

Spencer Clarke

Investment Banking since 1997

MEMBER FINRA • SIPC

Spencer Clarke LLC

1111 Lincoln Road, Suite 500

Miami Beach, FL 33139

(P) 305-600-3268

www.spencerclarke.com

Compliance@spencerclarke.com

March 22nd 2024

Addendum of Global Diversified Holdings, Inc. Agreement with Spencer Clarke LLC dated Nov 22 2022:

The Company now uses the name: NetBrands Corp. Stock Symbol : NBND

(Operates through its wholly owned subsidiary Global Diversified Holdings, Inc.)

The parties agree to an Extension of Agreement terms:

4.Term of Engagement.

(a)	This Agreement will take effect upon the initial signing of this Agreement by both Parties (the “Effective Date”) and remain in effect for SIX (6) months and shall automatically extend for THREE (3) month periods.

Parties hereby agree to an additional Three-month Exclusive extension Term started upon this Cove Lending funding dated March 22nd 2024 to June 21st 2024.

Current Engagement periods:

Nov 12, 2022 to May 13th 2023 funding.* (fees waived)

May 14th to Aug 13th 2023;

Aug 14th to Nov 13th 2023;

Nov 14th to Feb 13th 2024;

Feb 14th to May 14th 2024

Revised 3 month period: March 22nd 2024 to June 21st 2024 and then any extensions per LOE.

*Spencer Clarke waives cash success fees from any 2022 or 2023 funding.

SIGNATURES:	/s/ Paul Adler	/s/ Reid Drescher
	Paul Adler President	Reid Drescher President
	NetBrands Corp.	Spencer Clarke LLC